Debt	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Debt
Debt
As of December 31, 2017 and December 31, 2016, we had the following debt amounts outstanding:

(In US$ millions)	December 31, 2017	December 31, 2016
External debt agreements
Term Loan B	$2,836.9	$2,865.7
West Vela Facility	255.3	342.4
West Polaris Facility	205.6	279.0
Tender Rig Facility	83.3	—
Sub-total external debt	3,381.1	3,487.1

Related party debt agreements
West Vencedor Facility	24.7	41.2
Tender Rig Facility	—	119.1
Sub-total related party debt	24.7	160.3

Total external and related party debt	$3,405.8	$3,647.4

Term Loan B (previously the "Amended Senior Secured Credit Facilities")
Our Term Loan B facilities ("TLB") consists of a term loan and a linked $100.0 million revolving credit facility. We initially borrowed $1.8 billion under the term loan on February 21, 2014 and then a further $1.1 billion on June 26, 2014. This loan is subject to a 1% per year ($29.0 million) amortization payment with the balance of the loan then being repayable in February 2021. We had $2,786.9 million outstanding on the term loan at December 31, 2017. We have drawn $50 million under the $100 million revolving credit facility linked to the TLB. The remaining $50 million was available and undrawn at December 31, 2017. The revolving credit facility matures in February 2019 and does not amortize.
During the year to December 31, 2017, we paid interest of LIBOR + 3.0% on the term loan and LIBOR + 2.25% on the revolving credit facility. LIBOR is subject to a 1% floor. We also pay a commitment fee of 0.5% on any unused portion of the revolving credit facility. As set out below, we have agreed to a 3.0% increase in margin on the term loan as part of an amendment to the TLB agreed in February 2018.
We have pledged the West Capella, West Aquarius, West Sirius, West Leo, West Capricorn and West Auriga as collateral vessels under the TLB. The net book value of these drilling units at December 31, 2017 was $3.7 billion. We have also pledged substantially all the assets of our subsidiaries, which own or charter the collateral vessels as well as our investments in those companies. As set out below, we have agreed to add the West Vencedor to the TLB collateral vessels as part of an amendment to the TLB agreed in February 2018.
We may be required to make mandatory prepayments of the term loan if we generate proceeds from asset sales or loss events. As set out below, we have also agreed to make a partial prepayment of the term loan if there is a successful outcome from our ongoing litigation with Tullow for the West Leo contract in Ghana. Please see Note 15 – "Commitments and contingencies" for further details on this litigation.
The TLB includes certain covenants and other provisions that can cause amounts borrowed to become immediately due and payable. This included a covenant over the ratio of TLB debt to the EBITDA of the TLB collateral vessels. Based on our results for the year-ended December 31, 2017 this ratio would have been above the level permitted under the covenant. Therefore, unless cured, we would have violated this covenant when financial statements were delivered on April 30, 2018.
To address this, we agreed a modification to the terms of the TLB in February 2018. Under this amendment our lenders agreed to waive the leverage covenant until maturity. In return the TLB lenders receive a 3% increase in margin on the term loan and a prepayment contingent on the successful outcome of our ongoing litigation with Tullow on the West Leo. We will also be required to repay the West Vencedor facility and make the West Vencedor a collateral vessel under the TLB. The amendment also adds certain other restrictions on our ability to transfer cash outside of the TLB collateral group.
Full details of covenants, terms of default and restrictions may be found in the TLB loan agreements and subsequent amendments which have all been filed as exhibits to this 20-F report. Please refer to Item 19- "Exhibits".
West Vela facility (previously the "$1,450 million Senior Secured Credit Facility")
The West Vela facility consists of a term loan with four tranches. We initially incurred the liability to repay $443 million under this term loan when we acquired the West Vela from Seadrill in November 2014. The loan is subject to amortization payments of $40.3 million per year. We made a prepayment of $46.7 million in August 2017 and agreed to further prepayments of $11.8 million in February 2018 and $11.9 million in August 2018. The residual $120.9 million is repayable in October 2020. We had $255.3 million outstanding on this loan at December 31, 2017.
We pay interest on the term loan at LIBOR plus a margin of between 3.35% and 4%, inclusive of guarantee fees, depending on the tranche.
We have pledged the West Vela as a collateral vessel under this facility. The net book value of the West Vela was $679.5 million at December 31, 2017. We have also pledged substantially all the assets of our subsidiaries which own and operate the West Vela, as well as our investments in those companies.
The West Vela facility includes certain covenants and other provisions that could cause amounts borrowed to become immediately due and payable. Full details of covenants, terms of default and restrictions may be found in the West Vela facility agreements and subsequent amendments which have all been filed as exhibits to this 20-F report.
West Polaris facility (previously the $420 million West Polaris Facility)
The West Polaris facility consists of a term loan and a linked revolving credit facility. We initially incurred the liability to repay $226 million under this term loan and $100 million under the revolving credit facility when we acquired the West Polaris from Seadrill in June 2015. The loan is subject to amortization payments of $36 million per year. We made a prepayment of $37.4 million in August 2017 and agreed to further prepayments of $9.4 million in February 2018 and August 2018. The residual $93.8 million is repayable in July 2020. We had $205.6 million outstanding on this facility at December 31, 2017.
We pay interest on the term loan and revolving credit facility at LIBOR plus a margin of 3.25%. We also pay a commitment fee of 1.3% on any unused portion of the revolving credit facility.
We have pledged the West Polaris as a collateral vessel under this facility. The net book value of the West Polaris was $523.4 million at December 31, 2017. We have also pledged substantially all the assets of our subsidiaries which own and operate the West Polaris, as well as our investments in those companies.
The West Polaris facility includes certain covenants and other provisions that could cause amounts borrowed to become immediately due and payable. Full details of covenants, terms of default and restrictions may be found in the West Polaris facility agreements and subsequent amendments which have all been filed as exhibits to this 20-F report.
Tender rig facility (previously the $440 million Rig Financing Agreement)
The Tender Rig facility consists of two term loans. We initially borrowed $100.5 million and $93.1 million under intercompany loans from Seadrill when we acquired the T-15 and T-16 in May 2013 and October 2013 respectively. These intercompany loans were back to back with an external debt facility Seadrill had used to finance the construction of the T-15 and T-16. In August 2017, we amended the terms of these loans so that we held the facility directly with the external lender.
We are required to make amortization payments of $19.8 million per year against this facility. We made a prepayment of $15.8 million in August 2017 when we amended the facility and agreed to further prepayments of $3.8 million in February 2018 and $3.7 million in August 2018. The residual $31.2 million is repayable in June 2020. We had $83.3 million outstanding on this loan at December 31, 2017.
We pay interest on these loans at LIBOR plus a margin of 4.25%.
We have pledged the T-15 and T-16 as collateral vessels under this facility. The net book value of the T-15 and T-16 was $234.6 million at December 31, 2017. We have also pledged substantially all the assets of our subsidiaries which own and operate the T-15 and T-16, as well as our investments in those companies.
The Tender Rig facility includes certain covenants and other provisions that could cause amounts borrowed to become immediately due and payable. Full details of covenants, terms of default and restrictions may be found in the Tender Rig facility agreements and subsequent amendments which have all been filed as exhibits to this 20-F report.
West Vencedor Loan Agreement
The West Vencedor Loan Agreement facility consists of a term loan due to Seadrill. The outstanding balance of the loan at December 31, 2017 was $24.7 million. The remaining amounts borrowed on the facility are to be repaid in 2018. We pay interest on the facility at LIBOR plus a margin of 2.3%.
We have pledged the West Vencedor as a collateral vessel under this facility. As set out above, we agreed to repay this facility and make the West Vencedor a collateral vessel under the TLB as part of as part of an amendment to the TLB agreed in February 2018. The net book value of the West Vencedor was $162.5 million at December 31, 2017.
Debt repayments by year
The outstanding debt as of December 31, 2017 is repayable as follows:

(In US$ millions)	As of December 31, 2017
2018	$199.8
2019	175.1
2020	331.1
2021	2,699.8
2022	—
2023 and thereafter	—
Total external and related party debt	$3,405.8

Presentation in Consolidated Balance Sheet
We present external debt net of debt issuance costs. The below tables show how the above balances are presented in the Consolidated Balance Sheet:

	Outstanding debt as of December 31, 2017
(In $ millions)	Principal outstanding	Debt Issuance Costs	Total Debt
Current portion of long-term external debt	$175.1	$(12.2)	$162.9
Long-term external debt	3,206.0	(25.8)	3,180.2
Total external debt	$3,381.1	$(38.0)	$3,343.1
Current portion of long term related party debt	$24.7	$—	$24.7
Total interest bearing debt	$3,405.8	$(38.0)	$3,367.8

	Outstanding debt as of December 31, 2016
(In $ millions)	Principal outstanding	Debt Issuance Costs	Total Debt
Current portion of long-term external debt	$105.3	$(11.5)	$93.8
Long-term external debt	3,381.8	(35.3)	3,346.5
Total external debt	$3,487.1	$(46.8)	$3,440.3
Current portion of long term related party debt	$135.6	$—	$135.6
Long term related party debt	$24.7	$—	$24.7
Total interest bearing debt	$3,647.4	$(46.8)	$3,600.6